UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2006 (January 4, 2006)

FORTUNE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, Illinois 60015

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 484-4400

300 Tower Parkway

Lincolnshire, Illinois 60069

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

Fortune Brands, Inc. (the “Company”) filed a Current Report on Form 8-K on January 4, 2006 (the “Original Report”) which contained unaudited pro forma financial information in Exhibit 99.1 thereto. The Company is filing this Amendment No. 1 to Form 8-K to correct certain information in Exhibit 99.1 as described below.

The unaudited pro forma financial information has been restated to correct the reporting of duties paid in countries other than the U.S. The adjustments are to correct net sales, cost of products sold and excise taxes and do not have an impact on pro forma gross margin, operating income, net income or earnings per share. In addition, the corrections only effect pro forma financial information for the nine months ended September 30, 2005 and have no impact on actual results of operations.

Item 8.01. Other Events.

Reference is made to Exhibit 99.1 hereto which sets forth unaudited pro forma financial information as of September 30, 2005 and for the nine months ended September 30, 2005 and the years ended December 31, 2004, 2003 and 2002, which information is incorporated herein by reference. The unaudited pro forma financial information previously issued under Item 9.01(b) of the Original Report and filed as Exhibit 99.1 thereto has been restated to correct certain amounts reported in the Unaudited Pro Forma Combined Statement of Income for the nine months ended September 30, 2005. Specifically, the amounts set forth with respect to (i) net sales, cost of products sold and excise taxes on spirits and wine under the heading “Incremental Acquired Businesses for the Two Months and 6 Days Ended September 30, 2005,” (ii) net sales and excise taxes on spirits and wine under the heading “Purchase Accounting” and (iii) net sales and cost of products sold under the heading “Pro Forma Combined,” have been corrected. Because these revisions relate to pro forma disclosures only, this restatement does not impact any actual reported balances, results of operations or cash flows included in the Company’s Condensed Consolidated Financial Statements included in the Company’s 2005 Annual Report on Form 10-K or the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2005.

This Amendment No. 1 to Form 8-K sets forth Exhibit 99.1 in its entirety. However, only the information described above has been amended.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

(i)	Pro Forma Financial Information

Introduction to the Pro Forma Financial Information

Unaudited Pro Forma Combined Balance Sheet of Fortune Brands, Inc. at September 30, 2005 and related notes

Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the nine month period ended

      September 30, 2005 and related notes

Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31,

      2004 and related notes

Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31,

      2003 and related notes

Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31,

      2002 and related notes

(d)	Exhibits

99.1	Unaudited pro forma combined financial information for Fortune Brands, Inc.

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma combined financial information for Fortune Brands, Inc.

	Introduction to Pro Forma Combined Financial Information	F-1

	Unaudited Pro Forma Combined Balance Sheet of Fortune Brands, Inc. as of September 30, 2005	F-3

	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the nine month period ended September 30, 2005	F-5

	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31, 2004	F-6

Notes to the Pro Forma Combined Balance Sheet of Fortune Brands, Inc. as of September 30, 2005 and the Combined Statements of Income for the nine month period ended September 30, 2005 and the year ended December 31, 2004

F-7

	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31, 2003	F-10

	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31, 2002	F-11

	Notes to the Pro Forma Combined Statements of Income of Fortune Brands, Inc. for the years ended December 31, 2003 and 2002	F-12

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ Craig P. Omtvedt
Name:	Craig P. Omtvedt
Title:	Senior Vice President and
Chief Financial Officer

Date: April 7, 2006

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